United
                    Vanguard
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 1999

MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1999


Dear Shareholder:

This report relates to the operation of United Vanguard Fund, Inc. for the fiscal year ended September 30, 1999. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

The large cap growth sector has recently come back into favor. Although the sector's performance was negative for the last quarter of the fiscal year, on a relative basis, it appears that the popularity of large cap growth strategies may be improving. Much like previous years, performance has been exceptionally narrow, but the "narrowness" is different than in previous years. High quality drug and consumer cyclical stocks have fallen out of favor and have been replaced by lower quality cyclical shares - namely non-Internet technology stocks, such as semiconductor, semiconductor equipment and enterprise hardware stocks. As Asian and European economies have slowly improved and in some cases accelerated, a dramatic shift in the stock market took place in which stable consistent growth stocks were generally penalized in favor of companies which had leverage to improving worldwide economies.

Since 1998, the Fund has had higher than normal exposure to cyclical technology stocks in the belief that, as international economies improve, the demand for technology products will accelerate. Although this belief has been tested severely and the Fund's volatility has risen, technology stocks have proven to be the right place to be during much of the past fiscal year.

The indexes shown in the chart on the following page reflect the performance of securities that generally represent the stock market (the S&P 500 Composite Stock Index) and the universe of funds with similar investment objectives (the Lipper Growth Fund Universe Average). The strategies and techniques we applied resulted in the Fund significantly outperforming both indexes during the past fiscal year.

Going forward, we expect to see a broadening of performance such that more stocks will participate relative to the recent past. We anticipate the remainder of 1999 to be volatile, as we expect the market to be torn between the negative effects of higher interest rates and benefits of better earnings growth. Into the year 2000, we believe technology stocks will do exceptionally well as the dollars that were funneled into Y2K testing and remediation are redirected. Software stocks should also do well in this environment and we are actively positioning the Fund for this expected trend. In summary, the world appears to be a better place than it was a year ago and the investment outlook is bright. Our belief in having large exposures to the most profitable and sustainable growth companies is unchanged and continues to guide our investment process.

We appreciate your continued confidence.

Respectfully,
Daniel P. Becker
Manager, United Vanguard Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
                  United Vanguard Fund, Inc., Class A Shares,
                The Standard & Poor's 500 Composite Stock Index,
                  and The Lipper Growth Fund Universe Average

                                              Lipper
                      United      S&P         Growth
                      Vanguard    500           Fund
                      Fund, Composite       Universe
                      Inc.Stock Index        Average
                      ------------------  ----------
     09/30/89        $ 9,425  $10,000        $10,000
     09/30/90          8,231    9,076          8,661
     09/30/91         10,773   11,905         11,640
     09/30/92         10,710   13,221         12,509
     09/30/93         12,678   14,939         14,791
     09/30/94         14,182   15,490         14,989
     09/30/95         17,985   20,097         19,088
     09/30/96         18,631   24,184         22,123
     09/30/97         23,029   33,977         29,420
     09/30/98         23,895   37,070         28,935
     09/30/99         32,674   47,378         37,672

     ====      United Vanguard Fund, Inc., Class A Shares* -- $32,674
     ++++      Standard & Poor's 500 Composite Stock Index  -- $47,378
     ----      Lipper Growth Fund Universe Average -- $37,672

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

         Annual Average Total Return +
                   Class A++   Class Y
                   ---------   -------
 Year Ended
  9/30/99              28.88%    36.94%
 5 Years Ended
  9/30/99              16.78%      N/A
10 Years Ended
  9/30/99              12.57%      N/A
Life of Class Y +++      N/A     15.81%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 9/8/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 9/30/99.
Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Vanguard Fund, Inc.

PORTFOLIO STRATEGY:
Common stock of companies  OBJECTIVE:   To seek appreciation of
thought to have superior                capital.
prospects for growth and/or
other unique investment     STRATEGY:   Invests primarily in a
characteristics                         diversified portfolio of
                                        common stocks issued by
                                        U.S. companies believed to
May invest in Foreign                   have appreciation
Securities                              possibilities.  The Fund's
                                        investment manager typically
                                        emphasizes a blend of value and growth
                                        potential in selecting stocks.

                             FOUNDED:   1969

        SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and December)


PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 1999
--------------------------------------------
DIVIDENDS PAID                  $0.01
                               ======

CAPITAL GAINS DISTRIBUTION     $ 0.11
                               ======

NET ASSET VALUE ON
   9/30/99 $10.11 adjusted to: $10.22 (A)
   9/30/98                       7.50
                               ------
CHANGE PER SHARE                $2.72
                               ======

(A)This number includes the capital gains distribution of $0.11 paid in December 1998 added to the actual net asset value on September 30, 1999.


Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                          Average Annual Total Return
                                          ---------------------------
                                             With           Without
Period                                   Sales Load*      Sales Load**
------                                   -----------      ------------
1-year period ended 9-30-99                  28.88%           36.74%
5-year period ended 9-30-99                  16.78%           18.17%
10-year period ended 9-30-99                 12.57%           13.24%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1999, United Vanguard Fund, Inc. had net assets totaling $1,935,521,871 invested in a diversified portfolio of:

   96.22%   Common Stocks
    3.78%   Cash and Cash Equivalents

As a shareholder of United Vanguard Fund, Inc., for every $100 you had invested on September 30, 1999, your Fund owned:

 $60.82  Manufacturing Stocks
  16.23  Services Stocks
  11.65  Wholesale and Retail Trade Stocks
   3.78  Cash and Cash Equivalents
   3.39  Finance, Insurance and Real Estate Stocks
   2.42  Transportation, Communication, Electric
           and Sanitary Services Stocks
   1.71  Mining Stocks

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1999

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 2.64%
 Abercrombie & Fitch Co., Class A*  ...... 1,497,400 $   51,005,188

Building Materials and Garden Supplies - 2.52%
 Home Depot, Inc. (The)  .................   710,000     48,723,750

Business Services - 13.66%
 Adobe Systems Incorporated  .............   100,000     11,346,875
 BMC Software, Inc.*  ....................   875,000     62,589,844
 Citrix Systems, Inc.*  ..................   100,000      6,190,625
 Clear Channel Communications, Inc.*  ....   300,300     23,986,462
 Compuware Corporation*  ................. 1,200,000     31,237,500
 Microsoft Corporation*  .................   860,000     77,910,625
 Oracle Corporation*  .................... 1,125,000     51,222,656
   Total .................................              264,484,587

Chemicals and Allied Products - 10.61%
 Bristol-Myers Squibb Company  ...........   741,400     50,044,500
 Pfizer Inc.  ............................   649,800     23,352,188
 Praxair, Inc.  ..........................   950,000     43,700,000
 Schering-Plough Corporation  ............   965,600     42,124,300
 Smith International, Inc.*  .............   533,900     21,622,950
 Warner-Lambert Company  .................   368,300     24,445,912
   Total .................................              205,289,850

Electronic and Other Electric Equipment - 23.90%
 ADC Telecommunications, Inc.*  ..........   327,300     13,715,916
 Eaton Corporation  ......................   150,000     12,946,875
 Intel Corporation  ......................   528,400     39,283,238
 Koninklijke Philips Electronics N.V.,
   NY Shares .............................   670,912     67,762,112
 Motorola, Inc.  .........................   540,000     47,520,000
 Nokia Corporation, Series A, ADR  .......   700,000     62,584,375
 STMicroelectronics N.V., NY Shares  .....   268,750     19,887,500
 Tellabs*  ............................... 1,021,200     58,176,487
 Texas Instruments Incorporated  .........   674,400     55,469,400
 Xilinx, Inc.*  .......................... 1,301,800     85,308,581
   Total .................................              462,654,484

Fabricated Metal Products - 2.20%
 Parker Hannifin Corporation  ............   950,000     42,571,875

General Merchandise Stores - 5.93%
 Dollar General Corporation  ............. 1,307,500     40,369,062
 Kohl's Corporation*  ....................   727,000     48,072,875
 Wal-Mart Stores, Inc.  ..................   554,000     26,349,625
   Total .................................              114,791,562


                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Industrial Machinery and Equipment - 16.94%
 Applied Materials, Inc.*  ............... 1,160,900 $   90,151,141
 Cisco Systems, Inc.*  ................... 1,026,400     70,340,475
 Cooper Cameron Corporation*  ............   336,000     12,684,000
 Dell Computer Corporation*  .............   620,000     25,923,750
 EMC Corporation*  ....................... 1,633,000    116,657,437
 International Business Machines
   Corporation ...........................   100,000     12,137,500
   Total .................................              327,894,303

Instruments and Related Products - 2.30%
 Guidant Corporation  ....................   424,900     22,785,263
 Medtronic, Inc.  ........................   611,800     21,718,900
   Total .................................               44,504,163

Motion Pictures - 2.57%
 Time Warner Incorporated  ...............   818,300     49,711,725

Nondepository Institutions - 3.39%
 Fannie Mae  .............................   535,300     33,556,619
 Freddie Mac  ............................   618,300     32,151,600
   Total .................................               65,708,219

Oil and Gas Extraction - 1.71%
 Schlumberger Limited  ...................   530,000     33,025,625

Rubber and Miscellaneous Plastics Products - 1.62%
 NIKE, Inc., Class B  ....................   550,000     31,281,250

Transportation Equipment - 3.25%
 Harley-Davidson, Inc.  .................. 1,257,700     62,963,606

Water Transportation - 2.42%
 Carnival Corporation, Class A  ..........   871,900     37,927,650
 Royal Caribbean Cruises Ltd.  ...........   197,500      8,887,500
   Total .................................               46,815,150

Wholesale Trade _ Nondurable Goods - 0.56%
 Cardinal Health, Inc.  ..................   200,000     10,900,000

TOTAL COMMON STOCKS - 96.22%                         $1,862,325,337
 (Cost: $1,227,295,500)


                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1999

                                              Shares        Value

TOTAL SHORT-TERM SECURITIES - 3.82%                  $   73,959,297
 (Cost: $73,959,297)

TOTAL INVESTMENT SECURITIES - 100.04%                $1,936,284,634
 (Cost: $1,301,254,797)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.04%)        (762,763)

NET ASSETS - 100.00%                                 $1,935,521,871


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED VANGUARD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value
   (Notes 1 and 3) .................................     $1,936,285
 Cash   ............................................              3
 Receivables: ......................................
   Fund shares sold ................................          2,314
   Dividends and interest ..........................            446
 Prepaid insurance premium  ........................             40
                                                         ----------
    Total assets  ..................................      1,939,088
                                                         ----------
Liabilities
 Payable to Fund shareholders  .....................          2,768
 Accrued service fee (Note 2)  .....................            367
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................            326
 Accrued management fee (Note 2)  ..................             36
 Accrued distribution fee (Note 2)  ................             27
 Accrued accounting services fee (Note 2)  .........              8
 Other  ............................................             34
                                                         ----------
    Total liabilities  .............................          3,566
                                                         ----------
      Total net assets .............................     $1,935,522
                                                         ==========

Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $  191,378
   Additional paid-in capital ......................        946,366
 Accumulated undistributed income:
   Accumulated undistributed net realized gain on
    investment transactions  .......................        162,748
   Net unrealized appreciation in value of
    investments  ...................................        635,030
                                                         ----------
    Net assets applicable to outstanding
      units of capital .............................     $1,935,522
                                                         ==========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................         $10.11
 Class Y  ..........................................         $10.13
Capital shares outstanding
 Class A  ..........................................        190,256
 Class Y  ..........................................          1,122
Capital shares authorized ..........................        600,000


                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1999
(In Thousands)

Investment Income (Loss)
 Income (Note 1B):
   Dividends .......................................      $ 12,085
   Interest and amortization .......................         4,091
                                                          --------
    Total income  ..................................        16,176
                                                          --------
 Expenses (Note 2):
   Investment management fee .......................        12,334
   Service fee - Class A ...........................         4,023
   Transfer agency and dividend disbursing - Class A         2,937
   Distribution fee - Class A ......................           369
   Accounting services fee .........................           100
   Custodian fees ..................................            82
   Legal fees ......................................            31
   Audit fees ......................................            17
   Shareholder servicing - Class Y .................            11
   Other ...........................................           295
                                                          --------
    Total expenses  ................................        20,199
                                                          --------
      Net investment loss ..........................        (4,023)
                                                          --------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................       168,572
 Realized net loss on foreign
   currency transactions............................           (3)
                                                          --------
   Realized net gain on investments.................       168,569
 Unrealized appreciation in value of investments
   during the period ...............................       354,100
                                                          --------
    Net gain on investments  .......................       522,669
                                                          --------
      Net increase in net assets resulting
       from operations  ............................      $518,646
                                                          ========


                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1999        1998
Increase (Decrease) in Net Assets       ------------ ------------
 Operations:
   Net investment income (loss)......    $    (4,023)    $    1,920
   Realized net gain on investments .        168,569         24,680
   Unrealized appreciation ..........        354,100        32,486
                                          ----------     ----------
    Net increase in net assets
      resulting from operations .....        518,646         59,086
                                          ----------     ----------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ........................         (1,908)        (6,595)
    Class Y  ........................            (19)           (29)
   Realized gains on securities
    transactions:
    Class A  ........................        (21,925)      (284,084)
    Class Y  ........................            (73)        (1,024)
                                          ----------     ----------
                                             (23,925)      (291,732)
 Capital share transactions:              ----------     ----------
   Proceeds from sale of shares:
    Class A (44,093,984 and 40,123,616
      shares, respectively) .........        423,994        321,631
    Class Y (886,393 and 122,262
      shares, respectively) .........          8,651            996
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (2,675,283 and
      41,192,909 shares, respectively)        23,248        285,879
    Class Y (10,622 and 151,657
      shares, respectively) .........             92          1,052
   Payments for shares redeemed:
    Class A (46,621,433 and 53,303,525
      shares, respectively) .........       (442,540)      (426,626)
    Class Y (401,501 and 224,280
      shares, respectively) .........         (3,742)        (1,798)
                                          ----------     ----------
      Net increase in net assets
       resulting from capital
       share transactions  ..........          9,703        181,134
                                          ----------     ----------
       Total increase (decrease)  ...        504,424       (51,512)
Net Assets
 Beginning of period  ...............      1,431,098      1,482,610
                                          ----------     ----------
 End of period, including undistributed
   net investment income of $0
   and $1,776, respectively .........     $1,935,522     $1,431,098
                                          ==========     ==========
                 *See "Financial Highlights" on pages 12 - 13.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                  For the fiscal year ended
                                         September 30,
                            -------------------------------------
                               1999   1998    1997   1996    1995
                            ------- ------  ------ ------  ------
Net asset value,
 beginning of period         $ 7.50  $9.11   $8.77  $8.97   $7.73
                             ------  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss)....          (0.02)  0.01    0.07   0.03    0.07
 Net realized and
   unrealized gain
   on investments ..           2.75   0.19    1.69   0.26    1.82
                             ------  -----   -----  -----   -----
Total from investment
 operations  .......           2.73   0.20    1.76   0.29    1.89
                             ------  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.01) (0.04)  (0.06) (0.04)  (0.03)
 From capital gains           (0.11) (1.77)  (1.36) (0.45)  (0.62)
                             ------  -----   -----  -----   -----
Total distributions           (0.12) (1.81)  (1.42) (0.49)  (0.65)
                             ------  -----   -----  -----   -----
Net asset value,
 end of period  ....         $10.11  $7.50   $9.11  $8.77   $8.97
                             ======  =====   =====  =====   =====
Total return* ......          36.74%  3.76%  23.60%  3.59%  26.82%
Net assets, end of
 period (in
 millions)  ........         $1,924 $1,426  $1,478 $1,291  $1,285
Ratio of expenses
 to average net
 assets  ...........           1.13%  1.10%   1.09%  1.09%   1.05%
Ratio of net
 investment income (loss)
 to average net
 assets  ...........          -0.22%  0.13%   0.86%  0.36%   0.87%
Portfolio
 turnover rate  ....          83.67% 90.51% 139.14% 57.10%  30.01%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                                          For the
                            For the fiscal year ended  period from
                                     September 30,        9/8/95*
                          ------------------------------  through
                               1999   1998    1997   1996  9/30/95
                            ------- ------  ------ ------  ------
Net asset value,
 beginning of period         $ 7.52  $9.12   $8.78  $8.97   $9.05
                             ------  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss) ...          (0.00)  0.03    0.09   0.07    0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......           2.75   0.19    1.69   0.24   (0.08)
                             ------  -----   -----  -----   -----
Total from investment
 operations ........           2.75   0.22    1.78   0.31   (0.08)
                             ------  -----   -----  -----   -----
Less distributions:
 From net investment
   income...........          (0.03) (0.05)  (0.08) (0.05)  (0.00)
 From capital gains           (0.11) (1.77)  (1.36) (0.45)  (0.00)
                             ------  -----   -----  -----   -----
Total distributions.          (0.14) (1.82)  (1.44) (0.50)  (0.00)
                             ------  -----   -----  -----   -----
Net asset value,
 end of period .....         $10.13  $7.52   $9.12  $8.78   $8.97
                             ======  =====   =====  =====   =====
Total return .......          36.94%  4.02%  23.87%  3.80%  -0.88%
Net assets, end of
 period (in
 millions)  ........         $12     $5      $5     $4      $2
Ratio of expenses
 to average
 net assets  .......           0.90%  0.91%   0.90%  0.91%   0.00%
Ratio of net investment
 income (loss) to average
 net assets ........          -0.02%  0.33%   1.05%  0.69%   0.00%
Portfolio
 turnover rate .....          83.67% 90.51% 139.14% 57.10%  30.01%**

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

NOTE 1 -- Significant Accounting Policies

     United Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 1999, $ 4,174,410 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Reported net investment loss, net realized gains and net assets were not affected by this reclassification.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. As of June 30, 1999, the fee is payable by the Fund at the annual rates of .70% of net assets up to $1 billion, .65% of net assets over $1 billion up to $2 billion,
 .60% of net assets over $2 billion up to $3 billion and .55% over $3 billion. Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets,
 .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
              Average
           Net Asset Level          Annual Fee
     (all dollars in millions)     Rate for Each Level
     -------------------------     -------------------
     From $    0 to $   10              $      0
     From $   10 to $   25              $ 10,000
     From $   25 to $   50              $ 20,000
     From $   50 to $  100              $ 30,000
     From $  100 to $  200              $ 40,000
     From $  200 to $  350              $ 50,000
     From $  350 to $  550              $ 60,000
     From $  550 to $  750              $ 70,000
     From $  750 to $1,000              $ 85,000
          $1,000 and Over               $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,419,165, out of which W&R paid sales commissions of $2,577,200 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $65,245, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $1,439,027,834 while proceeds from maturities and sales aggregated $1,358,376,329. Purchases of short-term securities and U.S. Government securities aggregated $2,153,298,780 and $97,257,000. Proceeds from maturities and sales aggregated $2,264,164,277 and $90,455,650, respectively.

     For Federal income tax purposes, cost of investments owned at September 30, 1999 was $1,304,539,444, resulting in net unrealized appreciation of $631,745,190, of which $652,903,694 related to appreciated securities and $21,158,504 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $166,242,219 during the year ended September 30, 1998, of which a portion was paid to the Fund's shareholders during the period ended September 30, 1999. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Only Class A and Class Y shares were issued during the fiscal year ended September 30, 1999. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each Class of shares based on the value of relative net assets as of the beginning of the day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Vanguard Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Vanguard Fund, Inc. (the "Fund") as of September 30, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Vanguard Fund, Inc. as of September 30, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
November 5, 1999

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                                 PER-SHARE AMOUNTS REPORTABLE AS:
          -------------------------------------------------------
                     For Individuals             For Corporations
               -------------------------------------------------------
  Record         Ordinary     Long-Term        Non-               Long-Term
    Date    Total  Income  Capital Gain  Qualifying Qualifying Capital Gain
----------- -------------  ------------  ---------- ---------- ------------
                                    Class A
12-16-98  $0.1249 $0.0104    $0.1145      $0.0012   $0.0092   $0.1145
          ------- -------    -------      -------   -------   -------
   Total  $0.1249 $0.0104    $0.1145      $0.0012   $0.0092   $0.1145
          ======= =======    =======      =======   =======   =======
                                    Class Y
12-16-98  $0.1439 $0.0294    $0.1145      $0.0026   $0.0268   $0.1145
          ------- -------    -------      -------   -------   -------
   Total  $0.1439 $0.0294    $0.1145      $0.0026   $0.0268   $0.1145
          ======= =======    =======      =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

                       Shareholder Meeting Results

A special meeting of United Vanguard Fund, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors:

                                                   Broker
                                For    Withhold   Non-Votes*
J. Concannon             91,225,276   3,649,880       0
J. Dillingham            91,265,216   3,609,940       0
D. Gardner               91,065,314   3,809,842       0
L. Graves                91,148,361   3,726,795       0
J. Harroz Jr.            91,033,299   3,841,857       0
J. Hayes                 90,898,311   3,976,845       0
R. Hechler               91,142,017   3,733,139       0
H. Herrmann              91,180,529   3,694,627       0
G. Johnson               90,890,092   3,985,064       0
W. Morgan                91,055,723   3,819,433       0
R. Reimer                91,027,293   3,847,863       0
F. Ross                  91,202,363   3,672,793       0
E. Schwartz              91,142,062   3,733,094       0
K. Tucker                91,189,149   3,686,007       0
F. Vogel                 91,278,113   3,597,043       0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
            90,239,187      863,814   3,772,155       0

Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            84,928,450    5,258,152   4,688,554          0

Item 4. To approve or disapprove the amendment of the Fund's policy regarding securities lending:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            84,204,794    4,378,231   6,168,841    123,290

Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            84,445,746    3,386,131   7,043,279       0

*Broker Non-Votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Daniel P. Becker, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary




This report is submitted for the general information of the shareholders of United Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Vanguard Fund, Inc. current prospectus.


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Accumulative Fund
United Asset Strategy Fund, Inc.
United Bond Fund
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Income Fund
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Science and Technology Fund
United Small Cap Fund, Inc.
United Vanguard Fund, Inc.





















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1005A(9-99)

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